Series 5
Defaulted senior securities for the period ended June 30, 2002



1.   Murrin Murrin Holdings, 9.3750%, due 8/31/2007

o    Reason for Default: Bankruptcy
o    Date of Default: 3/1/2002
o    Principal Amount: 125,000
o    Amount of Default: $3,841.15
     Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $30.73

Series 7
Defaulted senior securities for the period ended June 30, 2002

1.   Avado Brands Inc., 11.7500%, due 6/15/2009

o    Reason for Default: Bankruptcy
o    Date of Default: 12/15/2001
o    Principal Amount: 75,000
o    Amount of Default: $1,703.76
o Amount of Default per 1,000 face amount [(Amount of default)/(principal amount)*(1,000)]: $22.72

2.   Intermadia Communication, 8.6000%, due 6/1/2008
o    Reason for Default: Bankruptcy
o    Date of Default: 6/1/2002
o    Principal Amount: 45,000
o    Amount of Default: $0.00
o Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $0.00

3.   Kaiser Alum & Chem SR Notes, 12.7500%, due 2/1/2003
o    Reason for Default: Bankruptcy
o    Date of Default: 2/1/2002
o    Principal Amount: 25,000
o Amount of Default: $1,310.42 Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $52.42

4.   Murrin Murrin Holdings, 9.3750%, due 8/31/2007
o    Reason for Default: Bankruptcy
o    Date of Default: 3/01/2002
o    Principal Amount: 50,000
o Amount of Default: $1536.46 Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $30.73

5.   Nextlink Communications, 10.7500%, due 11/15/2008
o    Reason for Default: Bankruptcy
o    Date of Default: 11/15/2001
o    Principal Amount: 50,000
o Amount of Default: $3344.45 Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $66.89

Series 7
Defaulted senior securities for the period ended June 30, 2002


6.   Osprey Trust, 8.3100%, due 1/15/2003
o    Reason for Default: Bankruptcy
o    Date of Default: 7/15/2001
o    Principal Amount: 90,000
o Amount of Default: $4,084.59 Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $45.38

7.   US Airways Inc., 9.8200%, due 1/1/2013
o    Reason for Default: Bankruptcy
o    Date of Default: 7/1/2002
o    Principal Amount: 95,000
o    Amount of Default: $0.00
     Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $0.00

8.   Worldcom Inc. 8/05, 6.4000%, due 8/15/2005
o    Reason for Default: Bankruptcy
o    Date of Default: 2/15/2002
o    Principal Amount: 115,000
o    Amount of Default: $1083.56
     Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $9.42

9.   Worldcom Inc., 6.9500%, due 8/15/2028
o    Reason for Default: Bankruptcy
o    Date of Default: 2/15/2002
o    Principal Amount: 160,000
o    Amount of Default: $1,335.94
     Amount of Default per 1,000 face amount [(Amount of default)/(principal amount) * (1,000)]: $8.35